SECURITIES AND EXCHANGE COMMISSION

				Washington, D.C.  20549

					FORM 8-K


				CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17,
1998

SYQUEST TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19674 				94-2793941
(Commission File Number)	(IRS Employer Identification No.)

47071 Bayside Parkway, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (510) 226-
4000

Not Applicable
(Former name or former address, if changed since last report.)

		INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

Delisting of SyQuest Technology, Inc. Common Stock

On January 21, 1999, Registrant's Common Stock was delisted from the Nasdaq National Market for failure to maintain the minimum listing requirements of the Nasdaq National Market.
Registrant's Common Stock had been suspended from trading since
November 2, 1998.

Sale of Substantially All Assets

Registrant previously disclosed that on November 17, 1998, it filed a petition pursuant to Chapter 11 of the United States Bankruptcy Code. It also previously disclosed that on January 11, 1999, Registrant entered into an agreement with Iomega Corporation for the sale of substantially all of Registrant's assets to Iomega. A hearing has been scheduled for February 24, 1999, at 9:00 am at 1300 Clay Street, Oakland, California to authorize Registrant to proceed with the sale to Iomega. Any competing overbids must be received no later than February 19, 1999, as set forth in that certain Order Under 11 U.S.C. Sections 363(b)and 105 Authorizing And Approving (i) Sale Procedures And Notice Of Hearing Regarding Sale Of Substantially All Of Debtor's Assets, And (ii) Breakup Fee, Overbid, Exclusivity And Alternative Financing Provisions Of Asset Purchase Agreement, a copy of which is attached hereto as
Exhibit 99.1.

Absence of Distribution to Shareholders/Bar Date for Filing
Claims

Pursuant to the terms of the proposed sale of assets to Iomega, it is not expected that there will be any assets available for distribution to Registrant's shareholders. A bar date of May 19, 1999, has been established as the deadline for parties to file proof of claims or interests.

Financial Information

Since the filing of its bankruptcy petition, Registrant has not filed its periodic reports required pursuant to the Securities and Exchange Act of 1934, as amended. However, in order to provide certain financial information, attached to this Report on Form 8-K as exhibit 27.1 and 27.2 is a copy of the monthly operating reports filed to date in connection with Registrant's bankruptcy case.

Item 7.   Financial Statements and Exhibits

	c)   Exhibits

	 27.1	Registrant's Monthly Operating Report for the
period November 17, 1998 through November 30, 1998.

	 27.2	Registrant's Monthly Operating Report for the
period December 1, 1998 through December 31, 1998.

	  99.1	Order Under 11 U.S.C. Sections 363(b)and 105
Authorizing And Approving (i) Sale Procedures And Notice Of Hearing Regarding Sale Of Substantially All Of Debtor's Assets, And (ii) Breakup Fee, Overbid, Exclusivity And Alternative Financing Provisions Of Asset Purchase Agreement

		Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYQUEST TECHNOLOGY, INC.
                                   (Registrant)

Date: February 4, 1999 		By	/s/ Edward L. Marinaro
							Edward L. Marinaro
							Chairman of the Board
 MURPHY SHENEMAN JULIAN & ROGERS
 A Professional Corporation
PATRICK A. MURPHY (S.B. No. 038832)
TOBIAS S. KELLER (S.B. No. 151445)
101 California Street, 39th Floor
San Francisco, CA  94111
Telephone Number:  415/398-4700
Facsimile Number:  415/421-7879

Attorneys for the Debtor


			UNITED STATES BANKRUPTCY COURT

			NORTHERN DISTRICT OF CALIFORNIA

In re						)	Case No. 98-71198-T
							)
SYQUEST TECHNOLOGY, INC., a		)
A Delaware corporation,			)
							)	ORDER UNDER 11 sections
				Debtor.		)	363(b) AND 105
							)	AUTHORIZING AND
							)	APPROVING (i) SALE
							)	PROCEDURES AND NOTICE OF
							)	HEARING REGARDING SALE
							)	OF SUBSTANTIALLY ALL OF
							)	DEBTOR'S ASSETS, AND
							)	(ii) BREAKUP FEE,
							)	OVERBID, EXCLUSIVITY AND
							)	ALTERNATIVE FINANCING
							)	PROVISIONS OF ASSET
							)	PURCHASE AGREEMENT
___________________________________)
								Date: January 19, 1999
Time:  9:00 a.m.
Place:  Courtroom 201
								1300 Clay Street,
								Oakland, California






						Exhibit 99.1



		The Court has considered the Debtor's Emergency Motion For Order Under 11 U.S.C. Sections 363(b) and 105 Authorizing and Approving (i) Sale Procedures and Notice of Hearing
Regarding Sale of Substantially All Of Debtor's Assets, and (ii) Breakup Fee, Overbid, Exclusivity and Alternative Financing
Provisions of Asset Purchase Agreement (the "Motion") dated
January 12, 1999, filed by SyQuest Technology, Inc. as debtor and debtor in possession (the "Debtor"), all objections thereto, and the evidence heard by the Court at the hearing on the Motion. Based upon the foregoing, the Court makes the following findings of fact and conclusions of law:

	A.		Timely notice of the Motion was provided to the
United States Trustee, the Debtor's pre-petition secured lender, Greyrock Capital, a Division of Nations Credit Commercial
Corporation (the "Lender"), counsel to the official creditors' committee, counsel to Plaza III, Ltd., all parties who have requested special notice in this Chapter 11 case, and various other parties as reflected on the certificates of service filed by the Debtor herein. Said notice together with the hearing held on the Motion on January 19, 1999 and on January 20, 1999 was sufficient under the circumstances and satisfied all applicable notice and hearing requirements of the Bankruptcy
Code and the Bankruptcy Rules. There has been adequate opportunity for all parties in interest to appear and be heard on the Motion and that no further notice or hearing is required.

	B.		The Debtor has articulated good and sufficient
reason for (1) establishing the sale procedures attached hereto as Exhibit A (the "Sale Procedures"), (2) approving the form and content of the notice of hearing on the Motion attached hereto as Exhibit B (the "Hearing Notice") and the method of
notification of creditors provided in the Motion, and (3)
approving the breakup fee, overbid, exclusivity and alternative financing provisions (the "Provisions") contained in the Asset Purchase Agreement subject to the changes set forth herein (as modified, the "Modified Provisions"), and that such Modified Provisions are in the best interests of the Debtor and its estate.  This Court specifically finds that the Debtor has shown good cause to notify holders of equity interests in the Debtor by publication and, accordingly, the Court shall and hereby does relieve the Debtor of its obligation to give notice to such holders of interests by any other means.  See Fed. R. Bankr.
Proc. 2002(d).
	C.		The sale of the Debtor's assets is in the best
interests of the Debtor's estate and constitutes a proper exercise of the Debtor's reasonable business judgment.

	D.		The Modified Provisions have been negotiated in
good faith and at arms' length between the Debtor and Iomega
Corporation (the "Purchaser").

	E.		The Purchaser is not an "insider" or "affiliate"
(as such terms are defined in the Bankruptcy Code) of the Debtor.

	F.		The amounts provided in (1) the Breakup Fee
Provision (as defined in the Asset Purchase Agreement) as modified herein (the "Modified Break Up Fee Provision") for payment to the Purchaser in the event that the Acquired Assets
(as defined in the Asset Purchase Agreement) are sold to a purchaser other than the Purchaser and (2) the Overbid Provision as modified herein (the "Modified Overbid Provision") for the cash amount of any bid competing with the Purchaser's bid under the Asset Purchase Agreement and the minimum increase in the aggregate value of any competing bid or subsequent bid thereafter, are each reasonable and appropriate relative to the size and nature of the proposed asset sale, are necessary to ensure that the Purchaser will not withdraw its bid, and will enhance the benefits to the Debtor's estate from the sale.

	G.		The Exclusivity Provision as modified herein (the
"Modified Exclusivity Provision") is sufficiently limited in scope, does not prohibit the Debtor from receiving, considering and responding to bona fide expressions of interest not solicited by the Debtor, and allows the Debtor to provide any such potential offerer with appropriate information which may be necessary to such potential offeror in formulating their offers.

	H.	As a condition to the Asset Purchase Agreement, the
Purchaser requires that the Modified Provisions be approved by this Court.

	ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED and DECREED,
THAT:
		1.		The Motion is hereby granted as set forth
herein.

		2.		A final evidentiary hearing on the Debtor's
Motion for Order (A) Authorizing Sale of Inventory, Equipment,
Intellectual Property, and Certain Other Assets (B) Authorizing
Debtor to Assume and Assign Certain Executory Contracts and (C)
Authorizing Settlement and Release of Certain Claims ("Sale
Motion") and to confirm the results of the Sale will be held on February 24, 1999 at 9:00 a.m. (the "Final Hearing") before this
Court, and may be continued without further notice, other than as announced in open court at the date and time of such hearing.

		3.		Any objections to the Sale Motion must be in
writing, filed with the Bankruptcy Court and served upon (i) the Debtor's counsel, Patrick A. Murphy, Esquire, at Murphy Sheneman
Julian & Rogers, 101 California Street, Suite 3900, San
Francisco, California 94111, telecopy 415/421-7879 ("Debtor's
Counsel"), (ii) the Purchaser's counsel, Mark N. Polebaum,
Esquire, at Hale and Dorr LLP, 60 State Street, Boston,
Massachusetts 02109, telecopy 617/526-5000 ("Purchaser's
Counsel"), (iii) the Counsel to the Official Creditor's
Committee, Patrick M. Costello, Esquire, at Murray & Murray,
3030 Hansen Way, Suite 200, Palo Alto, CA 94304, telecopy
650/852-9244 (the "Committee Counsel"), and (iv) the Counsel to the Lender, Leo D. Plotkin, Esquire, Levy, Small & Lallas, 815
Moraga Drive, Los Angeles, California 90049, telecopy
310/471-7990 ("Lender's Counsel") in such manner that it is actually received no later than 4:00 p.m. on February 19, 1999.
Objections must be sufficiently detailed as to state with particularity each and every ground for such objection.

		4.		Any person wishing to submit a higher and
better offer for the Acquired Assets must comply with all of the requirements of the Sale Procedures (an "Alternative Bid"). If an Alternative Bid is received, the Court will establish final bidding procedures at the Final Hearing in accordance with the Sale Procedures.

		5.		Alternative Bids, if any, must be filed with
the Court and delivered to the Debtor's Counsel, with a copy to the Purchaser's Counsel, Committee Counsel and Lender's Counsel, such that it is actually filed and received by 4:00 p.m. on February 19, 1999 and must comply with the terms and provisions of the Sale Procedures and this Order.

		6.		Any contract or lease counter-party wishing
to object to the assumption and assignment by the Debtor to the successful bidder at the Sale of any contract or lease to which they are a counter-party with the Debtor, must do so in a writing filed with this Court and actually received by Debtor's
Counsel, Purchaser's Counsel and Committee Counsel by 4:00 p.m.
on February 19, 1999. Such writing must set forth each and every specific default in such executory contract or lease, and include, with respect to any monetary default, a specific monetary amount necessary to cure such monetary default.

		7.		Absent a valid objection to the assumption
and assignment of an executory contract or lease (a) nothing will be paid to cure any default in any executory contract or lease or to compensate for any pecuniary loss resulting from such default, (b) the applicable contract or lease counter-party is hereby forever barred from asserting any default, loss or liability against the assignee based on any event or circumstances, whether known or unknown, arising prior to the date of the assignment, and (c) the Purchaser's promise to perform under such contract will constitute adequate assurance of future performance under such contract or lease, under 11
U.S.C. Section 365(f). Upon assignment of any executory contracts or leases, the Debtor and its estate will be relieved of any liability for any breach of such contract or lease occurring after such assignment.

		8.		Any potential bidder desiring access to the
books and records of the Debtor shall, prior to obtaining such access, execute and deliver to the Debtor a confidentiality agreement in form and substance reasonably acceptable to the Debtor.

		9.		The Sale Procedures which are attached
hereto as Exhibit A are approved.

		10.		The form and content of the Hearing Notice
which is attached hereto as Exhibit B is approved.

		11.		The Debtor shall (i) serve a copy of the
Hearing Notice on each of the Debtor's listed secured and unsecured creditors, Committee Counsel, Lender's Counsel, the
United States Trustee, all counter-parties with the Debtor to executory contracts or leases, and all parties or their counsel who have filed an appearance in the Chapter 11 case or have requested service of notice in this case, by first class mail, postage prepaid, and (ii) cause the Hearing Notice to be published in The Wall Street Journal, National Edition, and/or such other publications as may be ordered by this Court at least twenty (20) days prior to the day of the Sale and the hearing on the Sale Motion. All counter-parties with the Debtor to executory contracts or leases shall also be served by the Debtor with a copy of the Motion and all relevant declarations. Notice as set forth in this paragraph 11 shall constitute due and sufficient notice under the circumstances and no further notice shall be required.

		12.		The Debtor hereby is authorized and directed
to cause the Hearing Notice to be published in accordance with the requirements of the immediately preceding paragraph.

		13.		The Breakup Fee Provision contained in
Section 4.9 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows and is hereby approved:

		4.9	Breakup Fee Provisions.  In the event that the
Seller sells or otherwise transfers all or any substantial portion of the Acquired Assets as part of a sale approved pursuant to the Section 363 sale process contemplated by this Agreement or otherwise (unless the Buyer shall have breached its obligations hereunder which results in the termination of this Agreement by Seller)*to any party other than the Buyer, then the Seller shall pay to the Buyer, within two business days after the closing of such sale or transfer, (i) $300,000 or, (ii)
$100,000 if such other party purchasing such Acquired Assets has complied with the Overbid Provisions, such party's offer is not subject to satisfaction of similar conditions to those set forth in Section 5.1(i) hereof, and the conditions set forth in
Section 5.1(i) hereof have not been satisfied or waived by the Buyer (the "Breakup Fee"). The Breakup Fee provided for by this
Section 4.9 is intended to cover the expenses and opportunity costs incurred by the Buyer in pursuing and negotiating this Agreement and the transactions contemplated hereby, and is considered by the Parties to be reasonable for such purposes.
The claims of the Buyer to the Breakup Fee shall constitute a first priority administrative expense under 11 U.S.C. Section 507(a)(1).

*or the Buyer terminates the Agreement or fails to close for any reason other than (i) the Seller's material breach of the
obligations hereunder or (ii) the condition set forth in Section
5.1(i).
		1.		The Overbid Provision contained in Section
4.8 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows and is hereby approved:

		4.8	Competitive Bid Procedures.  Subject to
Bankruptcy Court approval, the Seller agrees that in order for any Alternative Proposal to be approved by the Bankruptcy Court, such proposal must (i) be upon and subject to terms and conditions which are no less favorable to the Seller as are contained in this Agreement, except as to purchase price or the inclusion of the Releases set forth in Section 1.3(b) hereof,
(ii) include (x) a purchase price having a value at least $250,000 plus the amount of any Breakup Fee (collectively, the "Initial Overbid Amount") greater than the value of the Purchase Price provided in this Agreement, (y) a cash component of the purchase price of at least the Cash Purchase Price plus any Breakup Fee less any Inventory Sale Credit (which cash component would be $9,800,000 assuming there is no Inventory Sale Credit and a $300,000 Breakup Fee) and (z) any subsequent increase thereof shall be at least $100,000 in excess of the prior offer (in any event, the Buyer shall have the right to match any competitive offers and any and all increases thereof) and (iii) provide for a debtor in possession financing facility for the benefit of the Seller in an amount equal to or greater than the outstanding balance of principal, interest, fees, expenses and other amounts owed by the Seller to the Buyer under the DIP Loan Agreement (the proceeds of such new facility shall first be used to pay in full the amounts due with respect to the DIP Loan Agreement) which shall be available to the Seller as of the date the Alternative Bid is accepted (collectively, the "Overbid Provisions").


		1.		The Exclusivity Provision contained in
Section 4.7 of the Asset Purchase Agreement is hereby amended in its entirety to read as follows and is hereby approved:

	4.7	Exclusivity.  The Seller shall not, and Seller shall
use its best efforts to cause its Subsidiaries and each of its directors, officers, employees, representatives and agents not to, directly or indirectly, encourage, solicit or initiate any proposal or offer from any person or entity (other than the Buyer or an affiliate, associate, representative or agent of the Buyer) concerning any merger, consolidation, sale of material assets, tender offer, recapitalization, accumulation of shares of stock of any Seller, proxy solicitation or other business combination involving the Seller or any Subsidiary or any division of the Seller or any Subsidiary or any of their respective businesses (an "Alternative Proposal"), or agree to, or endorse an Alternative Proposal unless such Alternative
Proposal has been approved by the Bankruptcy Court pursuant to the Section 363 sale process contemplated by this Agreement or
(b) provide any non-public information concerning the business, properties or assets of the Seller to any person or entity
(other than the Buyer) unless such person or entity has entered into a confidentiality agreement in form and substance reasonably satisfactory to the Seller and Buyer (the "Confidentiality Agreement"); provided, however, that Seller shall not be prohibited from providing information, including non-public information, to qualified persons who may seek to make a proposal as part of the Section 363 sale process contemplated by this Agreement provided such qualified person has entered into a Confidentiality Agreement with respect to non-public information (the "Exclusivity Provision"). The
Seller shall immediately notify the Buyer of, and shall disclose to the Buyer a reasonably detailed description of any inquiries received by either Seller or any of its agents or representatives (including, without limitation, the date of such inquiry, the identity of the inquirer and the status of such inquiry) with respect to the acquisition of any of the Acquired Assets and the Seller shall provide the Buyer with copies of any written proposals and a description of any verbal proposals which are received by Seller or any of its agents or representatives. This Section 4.7 shall not prevent the Debtor from communicating or providing any information to the Official Unsecured Creditors Committee of the Seller (the "Committee"), provided that the Committee may not provide or disclose any proprietary information to any third party unless such third party is subjection to a Confidentiality Agreement.

		2.		The Alternative Financing Provision
contained in Section 4.8(iii) of the Asset Purchase Agreement is hereby approved.

		3.		The Debtor is authorized and required to
make the payment of the Breakup Fee to the Purchaser when the same is due in accordance with the terms of the Asset Purchase
Agreement. If and to the extent the Breakup Fee becomes due and payable, it shall constitute an actual, necessary cost and expense of preserving the Debtor's estate pursuant to 11 U.S.C.
Section 503(b)(1) and be entitled to treatment as a first priority, administrative expense in the Debtor's Chapter 11 case under 11 U.S.C. Section 507(a)(1) and shall have priority in right and payment from the proceeds of the Sale over all liens against the Debtor's assets and claims (administrative or otherwise) against the Debtor's estate.

		4.		Any and all bids for all or substantially
all of the Debtor's assets must comply with terms and provisions of the Sale Procedures. The bid by the Purchaser under the Asset Purchase Agreement is hereby deemed to comply with the Sale Procedures.

		5.		The Debtor shall comply with the terms and
provisions of the Modified Exclusivity Provision.

		20.	The Debtor and the Committee shall not disclose
and shall treat as confidential that certain Amended Letter of Intent dated December 11, 1998 among the Debtor, the Purchaser and SyQuest Technology Holding which is referred in Section
1.3(c) of the Asset Purchase Agreement; provided that the Debtor or the Committee may disclose such Amended Letter of Intent only if: (i) the Purchaser, in its sole discretion, consents in writing or (ii) this Court enters an order, after notice and a hearing (which hearing may be requested on an expedited basis provided 48-hours prior notice thereof is given to the Purchaser), authorizing the disclosure of such Amended Letter of Intent.

		21.	Entry of this Order shall be sufficient and
conclusive evidence of the validity and enforceability of the Modified Provisions.

Dated:  January 15, 1999		/s/ Leslie Tchaikovsky
						The Honorable Leslie Tchaikovsky
						United States Bankruptcy Judge


APPROVED AS TO FORM:

HALE AND DORR LLP



By ____________________________
	Mitchel Appelbaum
	Attorneys for Purchaser


MURRAY & MURRAY



By ____________________________
	Patrick M. Costello
	Attorneys for Creditors
	  Committee

 LEVY, SMALL & LALLAS



By ____________________________
	Leo D. Plotkin
	Attorneys for Greyrock
	 Capital


 			UNITED STATES BANKRUPTCY COURT
			NORTHERN DISTRICT OF CALIFORNIA

In re:  [CASE NAME]	   			Case No.  98-71198-T

SYQUEST TECHNOLOGY, INC.  		CHAPTER 11
	   						MONTHLY OPERATING REPORT
	   						(GENERAL BUSINESS CASE)

			SUMMARY OF FINANCIAL STATUS

MONTH ENDED  11/30/98			FILING DATE:  11/17/98

1.	Debtor in possession (or trustee) hereby submits this
Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ 000)


2. Asset Structure

a. Current Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			30,163


b. Total Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			38,071					36,899


c. Current Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing
			31,927



					EXHIBIT 27.1
d. Total Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			85,984					85,026

3.	Statement of Cash Receipts & Disbursements for Month

a. Total Receipts

			Current	    Prior 		Cumulative
			Month	    Month 	 	Case to Date

			  0

b. Total Disbursements

			Current	    Prior 		Cumulative
			Month	    Month 	 	(Case to Date)

			 79

c. Excess (Deficiency) of Receipts Over Disbursements (a - b)

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			 79

d. Cash Balance Beginning of Month

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			 95

e. Cash Balance End of Month (c + d)

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			 16

 4.	Profit/(Loss) from the Statement of Operations

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			(162)

5.	Account Receivables (Pre and Post Petition)

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			11,229

6.	Post-Petition Liabilities

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			  50

7.	Past Due Post-Petition Account Payables(over 30 days)

			Current	    Prior			Cumulative
			Month	    Month 	 	(Case to Date)

			  0


At the end of this reporting month:			Yes		No

8.	Have any payments been made on pre-petition 	 X
debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)*

9.	Have any payments been made to professionals?
(if yes, attach listing including date of payment,
amount of payment and name of payee)					 X

10.	If the answer is yes to 8 or 9, were all
such payments approved by the court?

 11.	Have any payments been made to officers,
insiders, shareholders, relatives?  (if yes,
attach listing including date of payment,
amount and reason for payment, and name of payee)		 	 X

12.	Is the estate insured for replacement cost of
assets and for general liability?				 X

13.	Are a plan and disclosure statement on file?			 X

14.	Was there any post-petition borrowing during 		 X
this reporting period?

15.	Check if paid: Post-petition taxes  X;
	U.S. Trustee Quarter Fees   ;
	Check if filing is current for post-
	Petition tax reporting and tax returns:

(Attach explanation, if post-petition taxes or U.S. Trustee
Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

	* Employee Payroll Expenses

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

	Date:	12/21/98				/s/ Henry Lo
								Responsible Individual
 				SYQUEST TECHNOLOGY, INC.
				  DEBTOR IN POSSESSION
			STATEMENT OF OPERATIONS (IN 000's)
		  FOR THE PERIOD 11/18/98 THROUGH 11/30/98


						  ACTUAL
						    ($)


REVENUES:
	NET SALES					0

	COST OF SALES				0

							0

OPERATING EXPENSES:
	PAYROLL					76 (3)

	RENT						24 (1)

	INTEREST					33 (2)

	UTILITIES					26 (5)

	OUTSIDE SERVICES-SECURITY		 3 (4)

NET LOSS BEFORE TAXES		    162

	INCOME TAXES				 0

NET LOSS					    162




(1) Rent accrual for the period 11/18-11/30/98.
(2) Interest accrual for the period 11/18-11/30/98.
(3) Payroll expense.
(4) Outside services (security).
(5) Accrual for PG&E and Pacific Bell (post-petition deposits)


 				SYQUEST TECHNOLOGY, INC.
				  DEBTOR IN POSSESSION
				BALANCE SHEET (IN 000's)
					AS OF 11/30/98


							11/17/98			11/30/98

ASSETS							    DR  CR

CURRENT ASSETS:
	CASH							95	   76 (3)		 16
									    3 (4)
	A/R						 11,229			  11,229

	INVENTORIES				 17,243			  17,243

	PREPAID & DEPOSITS			  1,596			   1,596

  TOTAL CURRENT ASSETS			 30,163			  30,084

	NET PROPERTY, PLANT & EQUIPMENT 5,081			   5,081

  TOTAL FIXED ASSETS				  5,081
5,081

  OTHER LONG TERM ASSETS			  2,827			   2,827

			TOTAL ASSETS		 38,071			  37,992


LIABILITIES:
	BANK BORROWINGS-GREYROCK/SVB	  9,056	   33 (2)	   9,089

	ACCOUNTS PAYABLE			 13,085	   24 (1)	  13,135
									   26 (5)
	ACCRUED LIABILITIES			  9,786			   9,786

	OTHER LIABILITIES			 26,452			  26,452

TOTAL LIABILITIES				 58,379			  58,462

	INTERCOMPANY PAYABLE			 27,605
27,605

STOCKHOLDER'S EQUITY/(DEFICIT)		(47,913) 162
(48,075)

TOTAL LIABILITIES & STOCKHOLDERS'
  EQUITY/(DEFICIT)				 38,071  162 162	  37,992
 					MONTHLY TAX STATEMENT


DEBTOR:  SYQUEST TECHNOLOGY, INC.
Case Number:  98-71198-T
Month Reported:  November 1998


GROSS PAYROLL		76,080.07
Federal Tax		15,805.71
State Tax Withheld	 4,736.59
Employer Tax		 1,540.36

Remittance to IRS	17,346.07
Date Remitted		12/8/98

Remittance to EDD	4,736.59
Date Remitted		12/21/98

GROSS SALES		 -
Remittance to SBE	 -
Date Remitted		 -

OTHER TAXES		 -
Remittance			 -
Date Remitted		 -

I declare under penalty of perjury under the laws of the United
States of America that the foregoing is true and correct.

Date:  12/21/98		Signature:		/s/ Henry Lo
				Print Name:	Henry C. Lo
							Executive Vice President
							and Chief Financial Officer






 			UNITED STATES BANKRUPTCY COURT
			NORTHERN DISTRICT OF CALIFORNIA

In re:  [CASE NAME]	   			Case No.  98-71198-T

SYQUEST TECHNOLOGY, INC.  		CHAPTER 11
	   						MONTHLY OPERATING REPORT
	   						(GENERAL BUSINESS CASE)

			SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 12/31/98		FILING DATE: 11/17/98

1.	Debtor in possession (or trustee) hereby submits this
Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ ____)


2. Asset Structure

a.	Current Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			29.906		30.084


b.	Total Assets (Market Value)

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			37,814		37,992		36,899


c.	Current Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			32,076		32,010


					EXHIBIT 27.2
 d.	Total Liabilities

		End of Current  End of Prior		As of
			Month	    Month 	 Petition Filing

			86,133		86,067		85,026

3.	Statement of Cash Receipts & Disbursements for Month

a.	Total Receipts

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			553			0				553

b.	Total Disbursements

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			308			79				387


c.	Excess (Deficiency) of Receipts Over Disbursements (a - b)


			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			245			<79>				166


d.	Cash Balance Beginning of Month

			Current 		Prior
			Month	    	Month

			 16			95


e.	Cash Balance End of Month (c + d)

			Current 		Prior
			Month	    	Month

			261			16


4.	Profit (Loss) from the Statement of Operations

			Current 		Prior		Cumulative
			Month	    	Month 	 	(Case to Date)

			<244>		<162>			<406>


5.	Account Receivables (Pre and Post Petition)

		Current 		Prior		Cumulative
		Month	    	Month 	 	(Case to Date)

			11,130		11,229


6.	Post-Petition Liabilities

		Current 		Prior
		Month	     Month

		40			50


7.	Past-Due Post Petition Account Payables(over 30 days)

		Current 		Prior
		Month	    	Month

		0			 0


At the end of this reporting month:			Yes		No

8.	Have any payments been made to pre-petition 	 X
creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)*

9.	Have any payments been made to professionals?
(if yes, attach listing including date of payment,
amount of payment and name of payee)					 X

 10.	If you answered yes to line 7, 8, or 9,
were all such payments approved by the court?

11.	Have any payments been made to officers,
insiders, shareholders, relatives?  (if yes,
attach listing including date of payment,
amount and reason for payment, and name of payee)		 	 X

12.	Is the estate insured for replacement cost of
assets and for general liability?					 X

13.	Are a plan and disclosure statement on file?			 X

14.	Was there any post-petition borrowing during 		 X
this reporting period?

15.	Check if paid: Post-petition taxes   	X

	U.S. Trustee Quarter Fees			X

	Check if filing is current for post-
	Petition tax reporting and tax returns

(Attach explanation, if post-petition taxes or U.S. Trustee
Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

	* Employee Payroll Expenses

	I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

	Date:							/s/ Henry Lo
								Responsible Individual



 			SYQUEST TECHNOLOGY, INC.
			DEBTOR IN POSSESSION
			STATEMENT OF OPERATIONS (IN 000's)
			FOR THE PERIOD 12/01/98 THROUGH 12/31/98


						ACTUAL
						  ($)


REVENUES:


	NET SALES					385

	COST OF SALES				255

							130

OPERATING EXPENSES:

	PAYROLL					186(2)

	RENT						 56(3)

	INTEREST					 79(1)

	UTILITIES					 40(5)

	OUTSIDE SERVICES-SECURITY	 13(4)

TOTAL OPERATING EXPENSES			374

NET LOSS BEFORE INCOME TAXES		(244)

	INCOME TAXES				   0

NET LOSS						(244)

(1)	Interest accrual for the period 12/1-12/31/98
(2)	Payroll expense.
(3)	Rent expense for the period 12/1/-12/31/98
(4)	Outside services (security).
(5)	Accrual for PG&E and Pacific Bell
 				SYQUEST TECHNOLOGY, INC.
				DEBTOR IN POSSESSION
				BALANCE SHEET (IN 000's)
				   AS OF 12/31/98

						11/30/98			12/31/98

ASSETS

Current Assets:

Cash						    16			   281

A/R						11,229			11,130

Inventories				17,243			16,988

Prepaid & Deposits			 1,596			 1,527

TOTAL CURRENT ASSETS		30,084			29,906

NET PROPERTY, PLANT 		 5,081			 5,081
  & EQUIPMENT

TOTAL FIXED ASSETS			 5,081			 5,081

OTHER LONG TERM ASSETS		 2,827			 2,827

		TOTAL ASSETS		37,992			37,814

LIABILITIES:

	Bank Borrowings-		 9,089			 9,168
	Greyrock/SVB

	Accounts Payable		13,135			13,122

	Accrued Liabilities		 9,786			 9,786

	Other Liabilities 		26,452			26,452

	TOTAL LIABILITIES		58,462			58,528

	INTERCOMPANY PAYABLE	27,605			27,605

Stockholder's Equity 		37,992			37,814
(Deficit)
				Monthly Tax Statement


Debtor:			SyQuest Technology, Inc.

Case No.:			98-71198-T

Month reported:	December 1998

GROSS PAYROLL

				12/4/98		12/18/98		12/31/98

Federal Tax		63,444.39		63,111.70		59,478.60
State Tax Withheld	14,253.87		14,053.57		14,848.89
Employer Tax		 3,620.48		 3,602.64		 3,200.34

Remittance to IRS	15,880.78		15,615.95		15,615.95
Date Remitted		12/4/98		12/18/98		12/31/98

Remittance to EDD	 3,620.48		 3,602.64		 3,200.34
Date remitted		12/4/98		12/18/98		12/31/98

GROSS SALES
Remittance to SBE
Date Remitted

OTHER TAXES
Remittance
Date Remitted

	I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

	DATE:  1/19/99			Signature:   /s/ Henry Lo

						Print Name:   Henry Lo

	To comply with the court's Order For Payment Of State And Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with court; attach a copy to the copy of the Monthly Operating Report served on the United States Trustee; and transmit a copy of this statement to the IRS and the EDD. This statement is due on or before the 20th day of the month following the month being reported.


MURPHY SHENEMAN JULIAN & ROGERS
 A Professional Corporation
PATRICK A. MURPHY (S.B. No. 038832)
TOBIAS S. KELLER (S.B. No. 151445)
101 California Street, 39th Floor
San Francisco, CA  94111
Telephone Number:  415/398-4700
Facsimile Number:  415/421-7879

Attorneys for the Debtor


			UNITED STATES BANKRUPTCY COURT

			NORTHERN DISTRICT OF CALIFORNIA

In re						)	Case No. 98-71198-T
							)
SYQUEST TECHNOLOGY, INC., a		)
A Delaware corporation,			)
							)	NOTICE OF FINAL
			Debtor.			)	HEARING ON MOTION
							)	FOR ORDER (A)
							)	AUTHORIZING SALE
							)	OF INVENTORY, EQUIPMENT,
							)	INTELLECTUAL PROPERTY,
							)	AND CERTAIN OTHER ASSETS
							)	(B) AUTHORIZING DEBTOR
							)	TO ASSUME AND ASSIGN
							)	CERTAIN EXECUTORY
							)	CONTRACTS AND 	(C)
							)	AUTHORIZING SETTLEMENT
							)	AND RELEASE OF CERTAIN
							)	CLAIMS
___________________________________)








                             EXHIBIT B
 		PLEASE TAKE NOTICE THAT on February 24, 1999 beginning at 9:00 a.m., the Bankruptcy Court will hold a final evidentiary hearing (the "Final Hearing") on Debtor's Motion for Order (A)
Authorizing Sale of Inventory, Equipment, Intellectual Property, and Certain Other Assets (B) Authorizing Debtor to Assume and
Assign Certain Executory Contracts and (C) Authorizing
Settlement and Release of Certain Claims ("Sale Motion") which was filed with the Bankruptcy Court on January 12, 1999.

		The Sale Motion requests authority for the Debtor to sell certain of its assets and to assume and assign certain of its executory contracts and leases (collectively, the "Assets") to Iomega Corporation (the "Purchaser"), or to the highest and best bidder at the final hearing which complies with the Sale Procedures. The Purchaser has agreed to purchase certain of the Debtor's assets other than accounts receivable and real estate and certain other excluded assets (the "Acquired Assets") for the aggregate sum of (i) $9,500,000 in cash (subject to certain closing adjustments), plus (ii) the release by the Purchaser
(and its subsidiaries) of all claims against the Debtor and its subsidiaries for certain patent and trademark infringement and other claims asserted in pending lawsuits. The intended sale of the Acquired Assets will be free and clear of all liens, mortgages, security interests, encumbrances, liabilities, claims or any other interests, of any nature, whether arising before or after the commencement of the Chapter 11 case, including, without limitation, any claims or liabilities arising out of or in connection with any employee benefit plan or warranty or product liability claim (collectively the "Claims"), except for certain liabilities described in the Asset Purchase Agreement which are to be specifically assumed by the Purchaser (the
"Assumed Liabilities"). The Claims shall attach to the proceeds of this sale of the Acquired Assets in the same order of priority which they now enjoy. You may receive a complete copy of the Sale Motion by contacting the Debtor's counsel.

		DEADLINE FOR OBJECTIONS TO SALE MOTION. Any objections to the Sale Motion must be in writing, filed with the Bankruptcy Court and served upon (i) the Debtor's counsel, Patrick A. Murphy, Esquire, Murphy Sheneman Julian & Rogers, 101 California Street, Suite 3900, San Francisco, California 94111, telecopy 415/421-7879, (ii) the Purchaser's counsel, Mark N. Polebaum, Esquire, Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, telecopy 617/526-5000, (iii) the Counsel to the Official Creditors' Committee, Patrick M. Costello, Esquire, Murray & Murray, 3030 Hansen Way, Suite 200, Palo Alto, California 94304-1009, telecopy 650/852-9244 (the "Committee Counsel"), and (iv) Leo D. Plotkin, Esquire, Levy, Small & Lallas, 815 Moraga Drive, Los Angeles, California 90049, telecopy 310/471-7990 ("Lender's Counsel") in such manner that it is actually received on or before February 19, 1999 before 4:00 p.m. Objections must be sufficiently detailed as to state with particularity each and every ground for such objection.
The hearing on the Sale Motion may be continued without further notice, other than as announced in open court at the date and time of the hearing on the Sale Motion.

		ALTERNATIVE BIDS. Alternative Bids, if any, must be filed with the Bankruptcy Court and delivered to the Debtor's counsel (at the above address), with a copy to the Purchaser's counsel, the Committee Counsel and the Lender's Counsel (each at the above address), such that it is actually received by them on or before February 19, 1999 at 4:00 p.m. and must comply with the terms and provisions of the Sale Procedures which are attached hereto as Exhibit A. Counsel to the proponent of an Alternative Bid must be present at the Final Hearing.

		FINAL HEARING ON SALE MOTION. A final evidentiary hearing on the Sale Motion will take place on February 24, 1999 beginning at 9:00 a.m. before the Honorable Leslie J.
Tchaikovsky, United States Bankruptcy Judge, in Courtroom 201, United States Bankruptcy Court for the Northern District of California, 1300 Clay Street, Oakland, California. The Final Hearing on the Sale Motion may be continued or otherwise suspended without further notice, except for notice given in open court at the time of such hearing.

		ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS. If the Bankruptcy Court grants Debtor's Sale Motion, the Debtor will have the authority to assume and assign the executory contracts and leases which are listed on Schedule 1.2(a) of assigned contracts to the Asset Purchase Agreement (a copy of which Schedule 1.2(a) is attached hereto as Exhibit B). Unless a contract or a lease non-debtor party objects in writing filed with the Bankruptcy Court and actually received by Debtor's counsel and the Purchaser's counsel on or before February 19, 1999 at 4:00 p.m. setting forth each and every specific default in any executory contract or lease and include, with respect to any monetary default, a specific monetary amount necessary to cure such monetary default, nothing will be paid to cure any default in any executory contract or lease or to compensate for any pecuniary loss resulting from such default and the applicable contract or lease non-debtor party shall thereafter be forever barred from asserting any default, loss or liability against the assignee of such contract or lease based on any event or circumstance arising prior to the date of the assignment. Absent objection, the Purchaser's promise to perform under such contract will constitute adequate assurance of future performance under such contract or lease. Pursuant to 11 U.S.C. Section 365(k), upon assignment of any executory contracts or leases, the Debtor and its estate will be relieved of any liability for any breach of such contract or lease occurring after such assignment.

DATED:  January ___, 1999		MURPHY SHENEMAN JULIAN &
ROGERS
							A Professional Corporation


							By	/s/ Tobias S. Keller
							  Tobias S. Keller
							  Attorneys for the Debtor











				EXHIBITS INTENTIONALLY OMITTED





 					SALE PROCEDURES

	The following sale procedures ("Sale Procedures") shall govern the sale (the "Sale") of certain of the Debtor's assets (the "Acquired Assets"), including, without limitation, assignment of certain of its executory contracts and leases (the "Contracts"), pursuant to the Motion for Order (A) Authorizing Sale of Inventory, Equipment, Intellectual Property, and Certain Other Assets Free and Clear of Liens and Interests, (B) Authorizing Debtor to Assume and Assign Certain Executory Contracts and (C) Authorizing Settlement and Release of Certain Claims (the "Sale Motion"). The Sale Procedures have been approved and authorized by order dated January 20, 1999 (the "Procedures Order") of the United States Bankruptcy Court for the Northern District of California ("Bankruptcy Court")n in the Chapter 11 case of SyQuest Technology, Inc., Debtor and Debtor-in-Possession, Case No. 98-71198-T (the "Chapter 11 Case"), which was commenced on November 17, 1998 (the "Petition Date").

1.	A final evidentiary hearing (the "Final Hearing") on all of
the relief requested in the Sale Motion will be held before the Honorable Leslie J. Tchaikovsky, United States Bankruptcy Judge, in Courtroom 201 of the United States Bankruptcy Court for the Northern District of California, 1300 Clay Street, Oakland, California, beginning at 9:00 a.m. on February 24, 1999.

2.	The Debtor has signed an Asset Agreement with Iomega
Corporation (the "Purchaser") (the "Asset Purchase Agreement"). The Purchaser also intends to purchase certain assets of SyQuest Technology Malaysia Sdn Bhd ("SyQuest Malaysia"), a Malaysian subsidiary of the Debtor, pursuant to a separate arrangement with the Receiver and Manager of SyQuest Malaysia appointed by SyQuest Malaysia's secured creditor pursuant Malaysian law (the "Malaysian Arrangement"). Any bidder desiring to submit an alternative bid ("Alternative Bid") shall (i) file with the Bankruptcy Court such bid in the form of executed asset purchase agreements, having terms and conditions no less favorable as the Asset Purchase Agreement, and deliver a copy thereof to each of the Debtor's Counsel, the Purchaser's Counsel, the Committee Counsel, and Lender's Counsel, and (ii) deposit $500,000 in cash with the Debtor's Counsel on terms and conditions similar to those set forth in the Escrow Agreement (as defined in the Asset Purchase Agreement) such that such bid and deposit are actually received by the appropriate parties no later than a4:00 p.m. on February 19, 1999.

						EXHIBIT A
3.	No Alternative Bid will be considered unless such bit
contains the following: (i) terms no less favorable to the Debtor than those contained in the Asset Purchase Agreement,
(ii) a purchase price, payable at the closing of the transaction contemplated by the asset Purchase Agreement, having an aggregate value of at least $250,000 in excess of the bid submitted by the Purchaser, plus the amount of any Breakup Fee, and include a cash component of at least the Cash Purchase Price plus the amount of any Breakup Fee, less any Inventory Sale Credit (as defined in the Asset Purchase Agreement), and (iii) a provision for the establishment of a new debtor in possession financing facility (the "Replacement Facility") for the benefit of the Debtor in an amount at least equal to the aggregate amount owed by the Debtor under or in connection with the existing Debtor in Possession Financing Agreement, which Replacement Facility must be in place and available for use by the Debtor on the next business day following acceptance of the Alternative Bid by the Debtor. Any subsequent increases of any bid, at any time during the sale process, shall be at least $100,000 in excess of the prior offer (in any event, the Purchaser shall have the right to match any competitive offers and any and all increases thereof).

4.	Together with the Alternative Bid, each bidder or its
representative shall provide the Debtor, the Committee, the Purchaser, and the Lender with sufficient indicia that such bidder or representative is legally empowered, by power of attorney or otherwise, and financially capable to (a) bid on behalf of the prospective bidder, and (b) to complete and sign, on behalf of the bidder, a binding and enforceable (x) asset purchase agreement and (y) Replacement Facility agreement, and to perform its obligations with respect thereto. The Purchaser is deemed to have complied with the procedural requirements in this paragraph.

5.	he Debtor will provide access to its books and records to
interested persons for the purpose of conducting due diligence, provided that such persons (i) execute a written confidentiality agreement in form and substance reasonably acceptable to Debtor and Purchaser and (ii) provide evidence acceptable to the Debtor that such person has the present ability to fund (x) a bid to purchase the Debtor's Acquired Assets and take assignment of the Debtor's Assigned Contracts and (y) the establishment of the Replacement Facility on the next business day following acceptance of the Alternative Bid by the Debtor. The Purchaser is deemed to have complied with these requirements. All bidders are deemed to acknowledge that they have had an opportunity to inspect the Debtor's assets and all pertinent documents and related writings prior to making bids, and all bidders are deemed to have relied solely on the review and upon their own investigation and inspection in making their offer(s).

6.	All bidders are deemed to have submitted to the exclusive
jurisdiction of the Bankruptcy Court with respect to all matters related to the Sale and the terms and conditions of the transfer of the Debtor's Acquired Assets and the Assigned Contracts.

7.	All bids shall be "firm offers" and shall not contain any
contingencies to the validity, effectiveness, and/or binding nature of the offer, including, without limitation, contingencies for financing, due diligence or inspection except for the conditions to closing provided for in the Asset Purchase Agreement.

8.	All bidders shall appear in person at the Final Hearing, or
through a duly authorized representative.

9.	Solely in the event the Purchaser is not the highest and
best bidder at the Sale, and the Debtor sells a substantial portion of its assets to another party, whether pursuant to these Sale Procedures or otherwise, the Purchaser shall be entitled to recede a breakup fee in the amount of up to $300,000 (the "Breakup Fee") which shall constitute an actual, necessary cost and expense of preserving the Debtor's estate pursuant to 11 U.S.C. Section 503(b)(1) and be entitled to treatment as a first priority, administrative expense in each of the Debtor's Chapter 11 Case under 11 U.S.C. Section 507(a)(1) and shall have priority in right and payment from the proceeds of the Sale over all liens against the Debtor's assets and claims (administrative or otherwise) against the Debtor's estate. Such Breakup Fe e shall be immediately payable from the purchase price received by the Debtor. The right to receive such payment shall be senior to all other rights to proceeds of the Sale to an Alternative Bidder. No other party will be granted any expense reimbursement, breakup fees, topping fees, or any such type of fee, in connection with the Sale.

10.	If an Alternative Bid is filed, the Bankruptcy Court shall
establish at the Final Hearing procedures for further bidding; provided, however, such procedures shall require at a minimum, that any increases in bids shall be at least $100,000 in excess of the prior offer and in any event, the Purchaser shall have the right to match any competitive offer s and any and all
increases thereof.
11.	Subject to Bankruptcy Court approval, the entity that makes
the highest and best offer for the Acquired Assets and Assigned Contracts shall purchase such assets of the Debtor free and clear of all liens, claims, liabilities, encumbrances and other interests, pursuant to 11 Section 363(f) with secured claims attaching to the proceeds of the Sale in the same priority, dignity and effect as on the Petition Date.

12.	The entity that makes the highest and best bid shall
immediately after the Final Hearing complete and sign all agreement(s), contract(s), instrument(s) or other document(s) evidencing and containing the terms and conditions upon which such bid(s) were made.

13.	If for any reason the entity that makes the highest and
best bid(s) fails to consummate the purchase of the Acquired Assets and Assigned Contracts by the Closing, the offeror of the second highest and best bid will automatically be deemed to have submitted the highest and best bid and to the extent such offeror and the Debtor consents, the Debtor and such offeror are authorized to effect the sale of the Acquired Assets and the assignment of the Assigned Contracts to such offeror(s) as soon as is commercially reasonable without further order of the Bankruptcy Court. In such event, the Debtor specifically reserves the right to seek all available damages from the defaulting offeror.

14.	Additional terms and conditions, as approved by the
Bankruptcy Court, may be imposed and announced at the Final
Hearing.






















SOG\4795\011\1028317.01